File No. 333-87177
                                               Rule 497(e)


              STEIN ROE ADVISOR FLOATING RATE FUND
                     Class A, B and C Shares

       Supplement to Prospectus dated November 1, 1999

During the period February 1 through April 30, 2000, shareholders will pay a reduced sales charge on purchases of Class A shares according to the following table:

      Dollar Amount of
          Transaction                     Sales Charge
      ------------------                  -------------
      Less than $100,000                     1.50%
      $100,000 to less than $500,000         1.50%
      $500,000 to less than $1,000,000       1.25%
      $1,000,000 or more                     0.00%

Purchases of $1,000,000 to $5,000,000 are subject to a 1.00% Early Withdrawal Charge (calculated on the lesser of cost or market value) on redemptions within 18 months from the first day of the month following each purchase. The portion of a purchase in excess of $5,000,000 will not be subject to the Early Withdrawal Charge.





761-36/262A-0200                                February 1, 2000